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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS

         We consent to the Incorporation by reference in the Registration Statement (Form S-8 No. 33-95965) pertaining to the Amended Stock Option Plan of MM Companies, Inc. (the "Company") of our report dated March 5, 2004 with respect to the financial statements for the year ended December 31, 2003.


                                    /s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
March 29, 2004